Exhibit 10.34

THIRD AMENDMENT

TO

CREDIT AGREEMENT

This THIRD AMENDMENT (this “Third Amendment”) to the Credit Agreement (as defined below), dated as of March 31, 2010 (the “Third Amendment Effective Date”) is entered into by and among NCO GROUP, INC. (the “Parent Borrower”), NCO FINANCIAL SYSTEMS, INC. (the “Subsidiary Borrower” and, together with the Parent Borrower, collectively, the “Borrower”), certain Guarantors under the Credit Agreement (as defined below) (the “Guarantors”), CITIZENS BANK OF PENNSYLVANIA (“Citizens”), as Administrative Agent, Citizens Bank of Pennsylvania as sole Issuing Bank, the Required Lenders and the Swing Line Bank pursuant to the Credit Agreement.

The “Credit Agreement” is that certain Credit Agreement dated as of November 15, 2006, among Collect Acquisition Corp., the Initial Subsidiary Borrower, Collect Holdings, Inc. (now known as NCO Group, Inc.), a Delaware corporation, the Subsidiary Guarantors party thereto, the Lenders party thereto, the Issuing Banks, the Swing Line Bank, Morgan Stanley & Co. Incorporated (“MS&Co”), as collateral agent for the Secured Parties and Morgan Stanley Senior Funding, Inc. (“MSSF’) as administrative agent for the Lender Parties, as amended pursuant to the First Amendment to Credit Agreement dated as of February 8, 2008 pursuant to which certain provisions of the Credit Agreement were amended and pursuant to which Citizens replaced MS&Co and MSSF as collateral agent and administrative agent, and as amended pursuant to the Second Amendment to Credit Agreement dated as of March 25, 2009 pursuant to which certain provisions of the Credit Agreement were amended (the “Existing Credit Agreement”), and such Credit Agreement as it may be further amended, restated, supplemented or otherwise modified from time to time.  All capitalized terms not otherwise defined herein have the meanings set forth in the Credit Agreement after giving effect to this Third Amendment (the “As-Amended Credit Agreement”).

A.            The Borrower has requested that the Existing Credit Agreement be amended to, among other things, modify certain covenants, and permit the subsequent extension of the Termination Date of the Revolving Credit Facility and of the Letter of Credit Facility and Swing Line Facility upon consent of the Issuing Bank and the Swing Line Bank, in each case on terms and subject to conditions more particularly set forth in this Third Amendment, for certain subsequently consenting Lenders’ Revolving Credit Commitments.

B.            Any Lender that executes and delivers a signature page to this Third Amendment shall be deemed to have agreed to this Third Amendment.

C.            The Required Lenders are willing to effect the amendments set forth herein on the terms and subject to the conditions of this Third Amendment.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  Amendment of the Credit Agreement.  The Credit Agreement is hereby amended, effective as of the Third Amendment Effective Date, as follows:

1.  Section 1.01 of the Credit Agreement (Certain Defined Terms) is hereby amended by inserting the following definitions in alphabetical order:

“Net Portfolio Collections” means, for any applicable period, without duplication, (a) the cash and Cash Equivalents received by Parent or its Subsidiaries pursuant to the payment in satisfaction of receivables or obligations constituting Portfolio Management Assets during such period, or the sale, in part, of the Portfolio Management Business (however structured) during such period (a “Portfolio Sale”), less (b) the sum of the following: (x) the sum of the following paid during such period: (i) collection or servicing fees in respect of Portfolio Management Assets, (ii) payments made for Investments in or purchases of Portfolio Management Assets, (iii) payments of principal or interest on any Portfolio Management Financing and (iv) dividends or other distributions by a Portfolio JV or Portfolio Management Subsidiary to any Person that is not Parent or any of its Subsidiaries, plus (y) the sum of the following amounts: (i) the reasonable and customary out-of-pocket costs, fees, commissions, premiums and expenses incurred by the Parent or its Subsidiaries in connection with such Portfolio Sale, and (ii) federal, state, provincial, foreign and local taxes reasonably estimated (on a Consolidated basis) to be actually payable within the current or the immediately succeeding tax year as a result of any gain recognized in connection with such Portfolio Sale. For the avoidance of doubt, a sale of the whole Portfolio Management Business (however structured) is not considered a Portfolio Sale.

“Net Portfolio Prepayments” means, with respect to any Fiscal Year, the aggregate amount of all prepayments of the Term B Advances or Term B Facility made pursuant to Section 2.06(b)(vii) during such Fiscal Year.

“Third Amendment” means that certain Third Amendment to Credit Agreement dated March 31, 2010 among the Initial Borrower, the Initial Subsidiary Borrower, the Guarantors, Citizens, and the Lenders party thereto.

“Third Amendment Effective Date” has the meaning specified in Section 2 of the Third Amendment.

2.  Section 2.06(b)(i) (Prepayments. Mandatory) is hereby amended by deleting such subsection in its entirety and replacing it with the following:

(i) The Borrower shall, (A) on the 90th day following the end of each Fiscal Year, beginning with the Fiscal Year ending in 2010, prepay an aggregate principal amount of the Advances comprising part of the same Borrowings in an amount equal to, (x) at any time when the Leverage Ratio (as at the end of such Fiscal Year) is greater than or equal to 3.50:1.00, 75% of Excess Cash Flow for such Fiscal Year minus (I) the aggregate principal amount of all optional prepayments of Term B Advances made during such period (excluding any amount funded through the utilization of the Available Excess Cash Flow or with proceeds from the issuance of Debt or Equity Interests) and (II) Net Portfolio Prepayments made during such Fiscal Year, and (y) at all other times, 50% of Excess Cash Flow for such Fiscal Year minus (I) the aggregate principal amount of all optional prepayments of Term B Advances made during such period (excluding any amount funded through the utilization of the Available Excess Cash Flow or with proceeds from the issuance of Debt or Equity Interests) and (II) Net Portfolio Prepayments made during such Fiscal Year, and (B) on the date of making any Restricted Payment pursuant to Section 5.02(g)(ii), prepay an aggregate principal amount of the Advances comprising part of the same Borrowings in an amount equal to the amount of such Restricted Payment. Each such prepayment shall be applied first to the principal installments of the Term B Facility scheduled for amortization and interest thereon on a pro rata basis and second to the Revolving Credit Facility as set forth in clause (v) below.

3.  Section 2.06(b) (Prepayments. Mandatory) is hereby amended by the addition of a new clause (vii) thereof, stating in its entirety as follows:

(vii) The Borrower shall, beginning with the second fiscal quarter of Fiscal Year 2010, within the 45th day following the end of each of the first, second and third fiscal quarters of a Fiscal Year, prepay an aggregate principal amount of the Term B Advances in an amount equal to 75% of the Net Portfolio Collections for such fiscal quarter; provided that, notwithstanding anything to the contrary herein, except to the extent that the Borrower otherwise notifies the Administrative Agent in writing prior to or concurrently with the making of the applicable payment, any payments on the Term B Facility made during any fiscal quarter (or during the 45 day period immediately following such fiscal quarter) shall be deemed to be a payment (or prepayment) made pursuant to this Section 2.06(b)(vii) with respect to such fiscal quarter until the aggregate amount required to have been prepaid with respect to such fiscal quarter pursuant to this Section 2.06(b)(vii) has been paid, whereupon any amounts prepaid in excess of such amounts shall be deemed to be a payment (or prepayment) made pursuant to this Section 2.06(b)(vii) with respect to the immediately succeeding fiscal quarter (or, if such required prepayment under this Section 2.06(b)(vii) for such immediately succeeding fiscal quarter has been made, then such payments shall be applied to such prepayment obligations in respect of the successive fiscal quarters within the same Fiscal Year); provided, further, that to the extent the aggregate amounts so prepaid during any Fiscal Year exceeds the amount required to be prepaid with respect to the first three quarters of such Fiscal Year pursuant to this Section 2.06(b)(vii), such excess amount shall be subtracted from the amount that the Borrower otherwise would have been required to prepay pursuant to Section 2.06(b)(i) with respect to such Fiscal Year.  Each such prepayment shall be applied to the principal installments of the Term B Facility scheduled for amortization and interest thereon on a pro rata basis.  Notwithstanding anything to the contrary herein, for the avoidance of doubt, Section 2.06(b)(ii) shall not apply with respect to any Portfolio Sales, and any mandatory prepayment obligations relating to Portfolio Sales shall arise solely under this Section 2.06(b)(vii). For the avoidance of doubt, Section 2.06(b)(ii) shall apply with respect to the sale, in whole, of the Portfolio Management Business (however structured) and any mandatory prepayment obligations relating to such sale shall arise solely under Section 2.06(b)(ii).

4.  Section 5.02(f)(xv) (Investments in Other Persons) is hereby amended by deleting such subsection in its entirety and replacing it with the following:

(xv)       (A) Investments in and purchases of Portfolio Management Assets made or held by Portfolio JVs or Portfolio Management Subsidiaries to the extent that such Investments or purchases are funded by Persons that are not Affiliates of the Loan Parties and are either joint venturers or investors in or lenders to, such Portfolio JVs or Portfolio Management Subsidiaries; (B) Investments in and purchases of Portfolio Management Assets in an aggregate amount not to exceed, in the case of this clause (B), (x) $20 million of such Investments made in Fiscal Year 2010, and (y) $10 million of such Investments made in each Fiscal Year thereafter; and/or (C) Investments in and purchases of Portfolio Management Assets that are held by Parent or any of its Subsidiaries on the Third Amendment Effective Date to the extent permitted to be made under this Agreement as in effect when such investment or purchase was made; provided that, notwithstanding any other provision of this Agreement or any other Loan Document, the Parent will not at any time after the Third Amendment Effective Date, make or hold, or permit any of its Subsidiaries to make or hold, any Investments in and purchases of Portfolio Management Assets other than as expressly permitted by this subsection 5.02(f)(xv); and

5.  Section 5.02(j) (Prepayments, Etc., of Debt) is hereby amended by deleting part (D) of clause (i) thereof, and replacing such part (D) with the following:

(D) so long as no Default or Event of Default has occurred and is continuing, any prepayment, repurchase or redemption of the Senior Notes, the Senior Subordinated Notes or Refinanced Notes (including, without limitation, pursuant to open market purchases or secondary market purchases at a discount) (1) with the proceeds of Refinanced Notes or (2) with Net Cash Proceeds of Equity Interests (excluding Disqualified Stock) issued by the Borrower, provided that such prepayment, repurchase or redemption occurs within twelve (12) months following the date that such Net Cash Proceeds of such Equity Interests are received.

6.  Section 5.03(n) (Reporting Covenants) is hereby amended by deleting such subsection in its entirety and replacing it with the following:

(n)           Reporting on Investments in Portfolio Management Assets.

Together with the schedules and Chief Financial Officer certificates delivered pursuant to Section 5.03(b) (Annual Financials) for each Fiscal Year ending on or after December 31, 2010, computations and reporting, in form and substance reasonably acceptable to the Administrative Agent, regarding the purchases of Portfolio Management Assets made in such Fiscal Year pursuant to Section 5.02(f)(xv)(B).

7.  Section 5.04(a) (Leverage Ratio) is hereby amended by deleting from the table in such Section all rows with respect to any Measurement Period ending on any date during 2010 or thereafter and replacing such rows with the following:

Measurement Period Ending	Ratio

March 31, 2010	5.75:1

June 30, 2010	5.75:1

September 30, 2010	5.75:1

December 31, 2010	5.75:1

March 31, 2011	5.65:1

June 30, 2011	5.50:1

September 30, 2011	5.25:1

December 31, 2011	5.25:1

March 31, 2012	5.00:1

June 30, 2012	4.75:1

September 30, 2012	4.50:1

December 31, 2012	4.50:1

March 31, 2013 and thereafter	4.00:1

8.  Section 5.04(b) (Interest Coverage Ratio) is hereby amended by deleting from the table in such Section all rows for Measurement Periods ending on any date during 2010 or thereafter, and replacing them with the following:

Measurement Period:	Ratio
All Measurement Periods ending during 2010	1.80:1

Measurement Periods ending on March 31, 2011 and June 30, 2011	1.85:1

Measurement Periods ending on September 30, 2011 and December 31, 2011	1.90:1

Measurement Periods ending on March 31, 2012 and June 30, 2012	1.95:1

Measurement Periods ending on September 30, 2012 and December 31, 2012	2.00:1

All Measurement Periods ending during 2013 and thereafter	2.10:1

9.  The Required Lenders hereby authorize the Administrative Agent at any time after the Third Amendment Effective Date but prior to the Termination Date of the Term B Facility to enter into an amendment of the Credit Agreement that (i) seeks to extend the Termination Date of all or a part of the Revolving Credit Commitments of one or more Lenders under the Revolving Credit Facility up to the Termination Date of the Term B Facility (May 15, 2013) with the consent of each Lender holding Revolving Credit Commitments that agrees to extend (provided at least a majority in aggregate of the Revolving Credit Commitments in effect as of the Third Amendment Effective Date are so similarly extended), or with respect to any such Lender that does not so consent, a replacement Lender that shall agree to assume and extend all or a portion of such non-consenting Lender’s Revolving Credit Commitments from and after the existing Termination Date (but, in each case, without the consent of any other Lenders), (ii) to the extent such Revolving Credit Commitments are so extended, seeks to similarly extend in whole or in part the Swing Line Commitments and/or the Letter of Credit Commitments under the Swing line Facility and/or Letter of Credit Facility, as applicable, up to the Termination Date of the Term B Facility (May 15, 2013) with the consent of Swing Line Bank and/or the Issuing Bank as applicable, and (iii) effects such other amendments to the Credit Agreement and the other Loan Documents as may be necessary or appropriate, in the opinion of the Administrative Agent, to effect such extensions (including without limitation, modifying the Applicable Margin applicable to the Revolving Credit Commitments being extended, decreasing the aggregate amount of the Revolving Credit Commitments in connection with such extension and allocating repayments as between consenting and non-consenting Revolving Credit Lenders on the existing Termination Date to give effect to the extension). The Borrowers may pay an extension fee to, and as agreed with, such consenting Revolving Credit Lenders, the Swing Line Bank, the Issuing Bank and the Administrative Agent with respect to such extension without having any obligation to make any additional payments with respect to such extension to non-consenting Revolving Credit Lenders or Term B Lenders, which fees, notwithstanding that such fees are payments with respect to a Commitment, shall not constitute an Obligation for purposes of the Credit Agreement. Other than as described above, the terms applicable to each of the extended Revolving Credit Facility, Swing Line Facility and Letter of Credit Facility shall be identical to the terms of the applicable Facility in effect as of the Third Amendment Effective Date. Nothing herein shall be construed to imply that the Revolving Credit Advances of any Revolving Credit Lender will be paid in full later than the then-current Termination Date of the Revolving Credit Facility without the consent of such Revolving Credit Lender.

SECTION 2.  Conditions to Effectiveness.  The effectiveness of this Third Amendment shall be the date on which all of the following conditions precedent have been satisfied or have been waived or deferred by Citizens as Administrative Agent (except that item (1) below may not be waived or deferred) (the “Third Amendment Effective Date”):

1.  Citizens shall have received this Third Amendment, executed and delivered by a duly authorized officer of each of the Loan Parties and shall have received written consents to this Third Amendment executed by the Required Lenders, the Issuing Bank and the Swing Line Bank.

2.  The Administrative Agent shall have received (i) on behalf of each Lender who has executed this Third Amendment, a nonrefundable amendment fee equal to 0.375% of the sum of such Lender’s Revolving Credit Commitment (whether used or unused) and outstanding Term B Advances as of the Third Amendment Effective Date, which fee shall be fully earned and payable on the Third Amendment Effective Date, and (ii) all fees due and fully earned and payable to the Administrative Agent on or prior to the Third Amendment Effective Date, including, to the extent invoiced on or before the Third Amendment Effective Date, reimbursement or other payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder or under any other Loan Documents (including the reasonable fees, charges and disbursements of Latham & Watkins LLP, counsel to the Administrative Agent, incurred in connection with this Third Amendment).

3.  Immediately after giving effect to this Third Amendment, no Default or Event of Default shall have occurred and be continuing.

SECTION 3.  Representations and Warranties.  To induce the other parties hereto to enter into this Third Amendment, each of the Loan Parties represents and warrants to each of the Lenders and the Administrative Agent that, as of the Third Amendment Effective Date:

1.  This Third Amendment has been duly authorized, executed and delivered by the Loan Parties and this Third Amendment constitutes each of the Loan Parties’ legal, valid and binding obligation, enforceable against it in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

2.  The representations and warranties of the Loan Parties set forth in each Loan Document are, after giving effect to this Third Amendment, true and correct in all material respects on and as of the Third Amendment Effective Date, or, with respect to representations and warranties that are specifically made as of an earlier date, as of such date.

3.  No Default or Event of Default has occurred and is continuing or will be caused by the Third Amendment.

SECTION 4.  Effect of Amendment.  Except as expressly set forth herein, this Third Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Collateral Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect (in each case as amended hereby).  Except to the extent expressly provided in paragraph 9 of Section 1 hereof, nothing herein shall be deemed to entitle the Borrower to a further consent to, or a further waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

Upon and after the Third Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.  This Third Amendment is a “Loan Document.”

Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment and performance of all Obligations under and as defined therein.

SECTION 5.  Fees, Costs and Expenses.  The Borrower agrees to pay to the Administrative Agent such fees, and to reimburse the Administrative Agent for its reasonable out of pocket expenses in connection with this Third Amendment, including the reasonable fees, charges and disbursements of outside counsel to Administrative Agent in connection with this Third Amendment, as has been previously agreed between the Borrower and the Administrative Agent.

SECTION 6.  Counterparts.  This Third Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.  Delivery of any executed counterpart of a signature page of this Third Amendment by facsimile transmission or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 7.  Acknowledgement and Consent.  Each Guarantor and the Borrower are referred to herein as a “Credit Support Party” and collectively as the “Credit Support Parties”, and the Loan Documents to which they are a party are collectively referred to herein as the “Credit Support Documents”.

Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Existing Credit Agreement and this Third Amendment and consents to the amendment of the Existing Credit Agreement effected pursuant to this Third Amendment.  Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or is otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Credit Support Documents the payment and performance of all “Obligations” under each of the Credit Support Documents to which is a party (in each case as such terms are defined in the applicable Credit Support Document).

Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Third Amendment.

Each Credit Support Party acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Third Amendment, the terms of the Existing Credit Agreement and other Credit Support Documents do not require the consent of any Credit Support Party (other than the Borrower) for the effectiveness of the amendments to the Credit Agreement effected pursuant to this Third Amendment and (ii) nothing in the Existing Credit Agreement, this Third Amendment or any other Credit Support Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the As-Amended Credit Agreement.

SECTION 8.  Applicable Law.  THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 9.  Headings.  The headings of this Third Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 10.  Release.     In consideration of, among other things, the Administrative Agent’s and the Lenders’ execution and delivery of this Third Amendment, the Borrower and each of the Guarantors, on behalf of itself and its agents, representatives, officers, directors, advisors, employees, subsidiaries, successors and assigns (collectively, “Releasors”), hereby forever agrees and covenants not to sue or prosecute against any Releasee (as hereinafter defined) in respect of, and hereby forever waives, releases and discharges, to the fullest extent permitted by law, each Releasee (as hereinafter defined) from any and all claims (including, without limitation, crossclaims, counterclaims, rights of set-off and recoupment), actions, causes of action, suits, debts, damages and consequential damages,  or claims whatsoever (collectively, the “Claims”), that such Releasor has as of the date hereof, of whatsoever nature and kind, whether known or unknown, whether arising at law or in equity, against any or all of the Lender Parties, the Administrative Agent and/or the Collateral Agent in any capacity and their respective affiliates, subsidiaries, shareholders and “controlling persons” (within the meaning of the federal securities laws), and their respective successors and assigns and each and all of the officers, directors, employees, agents, attorneys and other representatives of each of the foregoing (collectively, the “Releasees”), based in whole or in part on facts, whether or not now known, existing on or before the date hereof, that relate to, arise out of or otherwise are in connection with any or all of the Loan Documents or transactions contemplated thereby or any actions or omissions in connection therewith.  In entering into this Third Amendment, the Borrower and each Guarantor consulted with, and has been represented by, legal counsel and expressly disclaims any reliance on any representations, acts or omissions by any of the Releasees and hereby agrees and acknowledges that the validity and effectiveness of the releases set forth above do not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity hereof.  The provisions of this Section shall survive the termination of this Third Amendment, the Credit Agreement, the other Loan Documents and payment in full of the Obligations.

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed by their respective officers as of the day and year first above written.

Borrower:

NCO GROUP, INC.

By:	/s/ John R. Schwab
Name:	John R. Schwab
Title:	Executive Vice President, Finance,
Chief Financial Officer, Treasurer and
Assistant Secretary

NCO FINANCIAL SYSTEMS, INC.

By:	/s/ John R. Schwab
Name:	John R. Schwab
Title:	Chief Financial Officer, Executive
Vice President, Treasurer and
Assistant Secretary

[Signature Page to Third Amendment]

Subsidiary Guarantors:

NCO ACI Holdings, Inc.
(f/k/a AssetCare, Inc.)

By:	/s/ John R. Schwab
Name:	John R. Schwab
Title:	Chief Financial Officer, Executive
Vice President, Treasurer and
Assistant Secretary

NCO Customer Management, Inc.
(f/k/a RMH Teleservices, Inc.)

By:	/s/ John R. Schwab
Name:	John R. Schwab
Title:	Chief Financial Officer and Treasurer

NCO Funding, Inc.

By:	/s/ Gail Ball
Name:	Gail Ball
Title:	Vice President and Treasurer

NCO Group International, Inc.

By:	/s/ Gail Ball
Name:	Gail Ball
Title:	Vice President and Treasurer

NCO Holdings, Inc.
(f/k/a Management Adjustment Bureau Funding, Inc.)

By:	/s/ Gail Ball
Name:	Gail Ball
Title:	Vice President and Treasurer

NCO Portfolio Management, Inc.
(f/k/a NCPM Acquisition Corporation)

By:	/s/ Gail Ball
Name:	Gail Ball
Title:	Vice President and Treasurer

NCO Support Services, LLC

By:	/s/ John R. Schwab
Name:	John R. Schwab
Title:	Chief Financial Officer, Treasurer and
Assistant Secretary

NCO Teleservices, Inc.

By:	/s/ John R. Schwab
Name:	John R. Schwab
Title:	Chief Financial Officer, Executive
Vice President, Treasurer and
Assistant Secretary

NCOP I, LLC

By:	/s/ Joshua Gindin
Name:	Joshua Gindin
Title:	Secretary

NCOP II, LLC

By:	/s/ Joshua Gindin
Name:	Joshua Gindin
Title:	Secretary

NCOP III, LLC

By:	/s/ Joshua Gindin
Name:	Joshua Gindin
Title:	Secretary

NCOP IV, LLC

By:	/s/ Joshua Gindin
Name:	Joshua Gindin
Title:	Secretary

NCOP V, LLC

By:	/s/ Joshua Gindin
Name:	Joshua Gindin
Title:	Secretary

NCOP VI, LLC

By:	/s/ Joshua Gindin
Name:	Joshua Gindin
Title:	Secretary

NCOP VII, LLC

By:	/s/ Joshua Gindin
Name:	Joshua Gindin
Title:	Secretary

NCOP VIII, LLC

By:	/s/ Joshua Gindin
Name:	Joshua Gindin
Title:	Secretary

NCOP IX, LLC

By:	/s/ Joshua Gindin
Name:	Joshua Gindin
Title:	Secretary

NCOP Capital Resource, LLC

By:	/s/ John R. Schwab
Name:	John R. Schwab
Title:	Chief Financial Officer, Executive
Vice President, Treasurer and
Assistant Secretary

NCOP Financing, Inc.

By:	/s/ Gail Ball
Name:	Gail Ball
Title:	Vice President and Treasurer

NCOP Nevada Holdings, Inc.

By:	/s/ Joshua Gindin
Name:	Joshua Gindin
Title:	Secretary

NCOP Services, Inc.

By:	/s/ Joshua Gindin
Name:	Joshua Gindin
Title:	Secretary

NCOP/Marlin, Inc.

By:	/s/ Joshua Gindin
Name:	Joshua Gindin
Title:	Secretary

RMH Teleservices Asia Pacific, Inc.

By:	/s/ John R. Schwab
Name:	John R. Schwab
Title:	Chief Financial Officer, Treasurer and
Assistant Secretary

Asset Recovery & Management Corp.

By:	/s/ John R. Schwab
Name:	John R. Schwab
Title:	Chief Financial Officer, Treasurer and
Assistant Secretary

Coast to Coast Consulting, LLC

By:	/s/ John R. Schwab
Name:	John R. Schwab
Title:	Chief Financial Officer, Treasurer and
Assistant Secretary

Credit Receivables Corporation I

By:	/s/ John R. Schwab
Name:	John R. Schwab
Title:	Chief Financial Officer, Treasurer and
Assistant Secretary

Greystone Business Group, LLC

By:	/s/ John R. Schwab
Name:	John R. Schwab
Title:	Chief Financial Officer, Treasurer and
Assistant Secretary

Gulf State Credit, L.L.C.

By:	/s/ John R. Schwab
Name:	John R. Schwab
Title:	Chief Financial Officer, Treasurer and
Assistant Secretary

Jennifer Loomis & Associates, Inc.

By:	/s/ John R. Schwab
Name:	John R. Schwab
Title:	Chief Financial Officer, Treasurer and
Assistant Secretary

Old OSI LLC

By:	/s/ John R. Schwab
Name:	John R. Schwab
Title:	Chief Financial Officer, Treasurer and
Assistant Secretary

OSI Collection Services, Inc.

By:	/s/ John R. Schwab
Name:	John R. Schwab
Title:	Chief Financial Officer, Treasurer and
Assistant Secretary

OSI Education Services, Inc.

By:	/s/ John R. Schwab
Name:	John R. Schwab
Title:	Chief Financial Officer, Treasurer and
Assistant Secretary

OSI Outsourcing Services, Inc.

By:	/s/ John R. Schwab
Name:	John R. Schwab
Title:	Chief Financial Officer, Treasurer and
Assistant Secretary

OSI Outsourcing Services International, Inc.

By:	/s/ John R. Schwab
Name:	John R. Schwab
Title:	Chief Financial Officer, Treasurer and
Assistant Secretary

OSI Portfolio Services, Inc.

By:	/s/ John R. Schwab
Name:	John R. Schwab
Title:	Chief Financial Officer, Treasurer and
Assistant Secretary

OSI Recovery Solutions, Inc.

By:	/s/ John R. Schwab
Name:	John R. Schwab
Title:	Chief Financial Officer, Treasurer and
Assistant Secretary

OSI SPE LLC

By:	/s/ John R. Schwab
Name:	John R. Schwab
Title:	Chief Financial Officer, Treasurer and
Assistant Secretary

OSI Support Services, Inc.

By:	/s/ John R. Schwab
Name:	John R. Schwab
Title:	Chief Financial Officer, Treasurer and
Assistant Secretary

Outsourcing Solutions, Inc.

By:	/s/ John R. Schwab
Name:	John R. Schwab
Title:	Chief Financial Officer, Treasurer and
Assistant Secretary

PAE Leasing, LLC

By:	/s/ John R. Schwab
Name:	John R. Schwab
Title:	Chief Financial Officer, Treasurer and
Assistant Secretary

Pacific Software Consulting, LLC

By:	/s/ John R. Schwab
Name:	John R. Schwab
Title:	Chief Financial Officer, Treasurer and
Assistant Secretary

Payco American International Corp.

By:	/s/ John R. Schwab
Name:	John R. Schwab
Title:	Chief Financial Officer, Treasurer and
Assistant Secretary

Perimeter Credit, L.L.C.

By:	/s/ John R. Schwab
Name:	John R. Schwab
Title:	Chief Financial Officer, Treasurer and
Assistant Secretary

Portfolio Acquisitions, LLC

By:	/s/ John R. Schwab
Name:	John R. Schwab
Title:	Chief Financial Officer, Treasurer and
Assistant Secretary

Professional Recoveries Inc.

By:	/s/ John R. Schwa
Name:	John R. Schwab
Title:	Chief Financial Officer, Treasurer and

Assistant Secretary

Qualink, Inc.

By:	/s/ John R. Schwab
Name:	John R. Schwab
Title:	Chief Financial Officer, Treasurer and Assistant Secretary

Systems & Services Technologies, Inc.

By:	/s/ John R. Schwab
Name:	John R. Schwab
Title:	Chief Financial Officer, Treasurer and Assistant Secretary

Tempest Recovery Services, Inc.

By:	/s/ John R. Schwab
Name:	John R. Schwab
Title:	Chief Financial Officer, Treasurer and Assistant Secretary

Transworld Systems Inc.

By:	/s/ John R. Schwab
Name:	John R. Schwab
Title:	Chief Financial Officer, Treasurer and Assistant Secretary

Union Settlement Administrator, Inc.

By:	/s/ John R. Schwab
Name:	John R. Schwab
Title:	Chief Financial Officer, Treasurer and Assistant Secretary

Union Settlement Administrator Holdco, Inc.

By:	/s/ John R. Schwab
Name:	John R. Schwab
Title:	Chief Financial Officer, Treasurer and Assistant Secretary

University Accounting Service, LLC

By:	/s/ John R. Schwab
Name:	John R. Schwab
Title:	Chief Financial Officer, Treasurer and Assistant Secretary

AC Financial Services, Inc.

By:	/s/ Gail Ball
Name:	Gail Ball
Title:	Vice President and Treasurer

ALW Financial, Inc.

By:	/s/ Gail Ball
Name:	Gail Ball
Title:	Vice President and Treasurer

Compass International Services Corporation

By:	/s/ John R. Schwab
Name:	John R. Schwab
Title:	Chief Financial Officer, Executive Vice President, Treasurer and Assistant Secretary

Compass Teleservices, Inc.

By:	/s/ John R. Schwab
Name:	John R. Schwab
Title:	Chief Financial Officer, Executive Vice President, Treasurer and Assistant Secretary

FCA Funding, Inc.

By:	/s/ Gail Ball
Name:	Gail Ball
Title:	Vice President and Treasurer

FCA Leasing, Inc.

By:	/s/ John R. Schwab
Name:	John R. Schwab
Title:	Assistant Secretary

JDR Holdings, Inc.

By:	/s/ John R. Schwab
Name:	John R. Schwab
Title:	Treasurer and Assistant Secretary

NCOP X, LLC

By:	/s/ Joshua Gindin
Name:	Joshua Gindin
Title:	Secretary

AssetCare, Inc.

By:	/s/ John R. Schwab
Name:	John R. Schwab
Title:	Chief Financial Officer and Treasurer

NCOP XI, LLC

By:	/s/ Joshua Gindin
Name:	Joshua Gindin
Title:	Secretary

Lenders:

LENDER:

By:
Name:
Title:

Acknowledged and Agreed:

CITIZENS BANK OF PENNSYLVANIA,

By:
Name:
Title:

[Administrative Agent Signature Page to Third Amendment]

[Signature Page to Third Amendment]